Exhibit 10.8

CHARDAN NEXTECH ACQUISITION 2 CORP.
17 State Street, Suite 2100

New York, NY 10004

[●], 2021

CHARDAN NEXTECH INVESTMENTS 2 LLC
17 State Street, Suite 2100

New York, NY 10004

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Chardan NexTech Acquisition 2 Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Chardan NexTech Investments 2 LLC (“Sponsor”) shall make available to the Company certain office space, secretarial and administrative services as may be required by the Company from time to time, situated at 17 State Street, 21st Floor, New York, NY 10004 (or any successor location). In exchange therefore, the Company shall pay Sponsor a sum not to exceed $10,000 per month, respectively, on the Effective Date and continuing monthly thereafter until the Termination Date. Sponsor hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established by the Company for the benefit of the Company’s public stockholders upon the consummation of the IPO as described in the Registration Statement (“Claim”), and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company, and will not seek recourse against the Trust Account for any reason whatsoever.

Very truly yours,

CHARDAN NEXTECH ACQUISITION 2 CORP.

By:
		Name:	Jonas Grossman
		Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

CHARDAN NEXTECH INVESTMENTS 2 LLC

By:
Name:	Jonas Grossman
Title:	Managing Member